Exhibit 10.1

股权转让协议

Equity Transfer Agreement

转让方：史汝东 (甲方）

Transferor : Rudong Shi (Party A)

身份证号码：370629197811110934

Identification Card Number : 370629197811110934

地址山东省烟台市福山区永达街968号31号楼3单元202号

Address :	No. 968 Yongda Street, Block 31, Unit 3 Room 202
Fushan District, Yantai City, Shandong Province.

受让方：喜仕捷（深圳）科技有限公司 （乙方）

Transferee : CXJ (Shenzhen) Technology Co., Ltd. (Party B)

统一社会信用代码：91440300MA5G78DDXT

Uniform Social Credit Code : 91440300MA5G78DDXT

地址：深圳市龙岗区天安数码城创业园1号楼B1701-16

Address :	B1701-16 Block 1,
Tianan Digital City Business Park,
Longgang District, Shenzhen City.

甲乙双方按照《公司法》和本公司章程的规定，经公司全体股东同意，本着平等、合理的原则，就股权转让事宜达成如下协议：

In accordance with the provisions of the “Company Law” and the company’s articles of association, with the consent of all shareholders of the company, and on the principle of equality and reasonableness, both parties have reached the following agreement on the equity transfer:

1、经全体股东同意，甲方将其在龙口祥安福商贸有限公司的100% 股权（注册资本1,000万元，甲方尚未实缴注册资本）依法转让给乙方。

1. With the consent of all shareholders, Party A will transfer its 100% equity interest (with registered capital of RMB10 million yuan, no capital is paid up) in Longkou Xianganfu Trading Co., Ltd. to Party B according to law.

2、经甲乙双方协商确定已折价转让价格为1元，甲方完成工商变更登记后七个工作日内，乙方以银行转账方式一次性付清给甲方。甲方完成工商变更登记后即视为完成股权转让给乙方。

2. After negotiation between Party A and Party B, it is determined that the discounted transfer price is RMB1 yuan, after changed of business registration and within 7 working days , Party B shall make a lump-sum payment to Party A by bank transfer. The equity transfer agreement is deemed completed after the business registration is changed.

3、甲方依法将股权转让给乙方后，其在龙口祥安福商贸有限公司的权利、义务，由乙方承担；乙方遵守和执行公司章程。

3. After Party A transfers the equity to Party B according to law, its rights and obligations in Longkou Xianganfu Trading Co., Ltd. shall be borne by Party B; Party B shall abide by and implement the articles of association of the company.

4、协议的变更或解除

4. Modification or cancellation of the agreement

发生下列情况之一时，可变更或解除本协议，当事人签订的变更或解除协议书：

In the event of one of the following circumstances, this agreement may be modified or terminated, and the modification or termination agreement signed by the parties:

a、因不可抗力，造成本协议无法履行；

a. This Agreement cannot be performed due to force majeure;

b、因情况发生变化，当事人双方经过协商同意。

b. Due to the change of the situation, the parties shall agree through negotiation.

c、本协议自签订之日起生效。

c. This Agreement shall come into effect on the date of signing.

d、本协议一式三份，甲乙双方各持一份，报登记机关一份。

d. This Agreement is made in triplicate, with each party holding one copy and submitting one copy to the registration authority.

(以下无正文，为《股权转让协议书》之签署页）

(No text below, signature page of the Equity Transfer Agreement)

甲方签字 (Party A signature) ：

史汝东 （Rudong Shi）

乙方（盖章签字）（Party B seal and signature）：

喜仕捷（深圳）科技有限公司

CXJ (Shenzhen) Technology Co., Ltd.

签订地点：山东省烟台市龙口市东江街道嘉元锦里7号2区S3幢113铺

Signed at: Shop 113, Building S3, District 2, Jiayuan Jinli, Dongjiang Street, Longkou City, Yantai City, Shandong Province

签订时间：2022年10月25日

Signed on: October 25, 2022

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